UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2500 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 28, 2013, DCP Midstream Partners, LP, or the Partnership, acquired an additional 46.67% interest in DCP SC Texas GP, or the Eagle Ford Joint Venture, from DCP Midstream, LLC. Prior to the acquisition of the additional interest in the Eagle Ford Joint Venture, the Partnership owned a 33.33% interest, which the Partnership accounted for as an unconsolidated affiliate using the equity method. The acquisition of an additional 46.67% interest in the Eagle Ford Joint Venture represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the Partnership is providing consolidated financial statements to include our 80% interest in the financial results of the Eagle Ford Joint Venture for all periods presented.

Attached hereto as Exhibit 99.3 are the audited Consolidated Financial Statements of the Partnership as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, which replace Item 8 in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on February 27, 2013 (the “2012 Form 10-K”). These audited Consolidated Financial Statements give retrospective effect to: (1) the acquisition of the 80% interest in the Eagle Ford Joint Venture, and (2) new disclosure requirements regarding information related to balance sheet offsetting. Attached hereto as Exhibit 99.1 is the Selected Financial Data, which replaces Item 6 in the 2012 Form 10-K. Attached hereto as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited Consolidated Financial Statements and replaces Item 7 (but not Item 7A) in the 2012 Form 10-K. Attached hereto as Exhibit 12.1 is the Ratio of Earnings to Fixed Charges, which replaces Exhibit 12.1 in the 2012 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 12.1	Ratio of Earnings to Fixed Charges.

Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 101	Financial Statements of DCP Midstream Partners, LP for the year ended December 31, 2012, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP its General Partner

	By:	DCP Midstream GP, LLC its General Partner

Date: June 14, 2013	/s/ Rose M. Robeson
Name: Rose M. Robeson Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 12.1	Ratio of Earnings to Fixed Charges.

Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 101	Financial Statements of DCP Midstream Partners, LP for the year ended December 31, 2012, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) the Notes to the Consolidated Financial Statements.